SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 30, 2016

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles Incorporation or Bylaws; Change in Fiscal Year

(a)	On May 2, 2016, the Board of Directors (the “Board”) of Berkshire Hathaway Inc., a Delaware corporation (the “Company”), amended and restated the Company’s Bylaws effective immediately to, among other things:

•	Provide the Board flexibility on setting the time and place of the Company’s stockholder meetings;

•	Require advance notice for stockholders to bring business before any meeting of the Company’s stockholders;

•	Require advance notice for stockholders to nominate directors of the Company;

•	Update officer roles, responsibilities, and authority for the current business needs of the Company;

•	Clarify the voting rights of the Company’s stockholders;

•	Update the requirements for setting the record date as allowed by Delaware law;

•	Clarify and update the indemnifications provisions applicable to the Company’s directors and officers;

•	Update the Bylaws as a whole to conform and be consistent with the General Corporation Law of Delaware: and

•	Add electronic transmission as an acceptable communication media.

The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, attached hereto as Exhibit 3(ii) and incorporated herein by reference.

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On April 30, 2016, Berkshire Hathaway Inc. held an annual meeting of its shareholders. The agenda items for the meeting along with the vote of the Company’s Class A and Class B common shareholders voting together as a single class with respect to each of the agenda items are shown below. There were two items acted on at that meeting as follows: 1) Election of Directors; and 2) a shareholder proposal requesting that the Berkshire Hathaway insurance division issue a report describing the division’s responses to the risks posed by climate change. Berkshire’s shareholders reelected all of Berkshire’s directors in an uncontested election. Following are the votes cast for and against each director.

Proposal 1 – Election of Directors

	For	Against

Warren E. Buffett	647,870	9,635
Charles T. Munger	648,668	8,837
Howard G. Buffett	649,829	7,676
Stephen B. Burke	656,331	1,174
Susan L. Decker	653,131	4,374
William H. Gates III	655,165	2,340
David S. Gottesman	654,955	2,550
Charlotte Guyman	653,504	4,001
Thomas S. Murphy	652,258	5,247
Ronald L. Olson	649,218	8,287
Walter Scott, Jr.	648,940	8,565
Meryl B. Witmer	655,482	2,023

The results of the other matter acted upon at the meeting was as follows.

	For	Against	Abstain
Proposal 2 – Shareholder proposal	70,990	534,075	52,430

ITEM 9.01 Financial Statements and Exhibits

Exhibit 3(ii) Bylaws (as amended on May 2, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 4, 2016	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer